UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 29, 2021
(Earliest Event Date requiring this Report: September 29, 2021)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200

Deerfield Beach, Florida 33441

(Address of principal executive offices)

(954) 570-8889, ext. 313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure. Investors and others should note that Capstone Companies, Inc., a Florida corporation, (“CAPC”) will routinely announce material information to investors and the marketplace using filings with the U.S. Securities and Exchange Commission (the “SEC”), press releases, public conference calls, presentations, webcasts and the CAPC Investor Relations website at URL: https://investors.capstonecompaniesinc.com.

Disclosures of material information has been made by CAPC by filing Current Reports on Form 8-K and accompanying press releases issued by a national wire service and that practice will continue.

CAPC also intends to start the use of social media channels identified below as a means of disclosing information about CAPC and its products to its customers, investors and the public using the following CAPC Social Media web sites or accounts:

Twitter: https://twitter.com/CAPC_Capstone

The information posted on social media channels is not incorporated by reference in this Current Report on Form 8-K or in any other report or document CAPC files with the SEC, unless expressly stated otherwise in a public announcement. While not all of the information that CAPC posts to the CAPC Investor Relations website or to social media accounts above is of a material nature, some information could be deemed to be material. Accordingly, CAPC encourages investors, the media, and others interested in CAPC to review the information that it shares at the ”Investors Relations” link identified above and to sign up for and regularly follow CAPC’s Social Media sites identified above.

Users may also opt to automatically receive email alerts and other information about CAPC when enrolling an email address by visiting “Investor Email Alerts” in the “Investors Relations” section of CAPC’s website at URL: https://investors.capstonecompaniesinc.com/

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated September 29, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chief Executive Officer

Dated: September 29, 2021